SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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THE SANDS REGENT

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THE SANDS REGENT

345 NORTH ARLINGTON AVENUE

RENO, NEVADA 89501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 1, 2004

To Our Shareholders:

The annual meeting of shareholders of The Sands Regent will be held at 10:00 a.m., on November 1, 2004, at the Sands Regency Casino/Hotel, 345 North Arlington Avenue, Reno, Nevada, for the following purposes:

1.  To elect a board of seven directors to serve until our next annual meeting and until their successors are duly elected and qualified.

2.  To approve the 2004 Equity Incentive Plan, pursuant to which 500,000 shares are reserved for issuance pursuant to awards that may be granted to directors, employees and consultants.

3.  To transact such other business as may properly come before the meeting and any adjournments thereof.

The board of directors has fixed the close of business on September 22, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend, please promptly sign, date and mail the enclosed proxy card in the enclosed return envelope which requires no postage if mailed in the United States. Returning your proxy card does not deprive you of your right to attend the meeting and vote your shares in person.

By Order of the board of directors,

Pete Cladianos III

Secretary

Reno, Nevada

September 24, 2004

THE SANDS REGENT

345 North Arlington Avenue

Reno, Nevada 89501

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 1, 2004

This proxy statement and accompanying proxy are furnished to shareholders of The Sands Regent in connection with the solicitation of proxies by our board of directors for use at our annual meeting of shareholders to be held at the Sands Regency Casino/Hotel, 345 North Arlington Avenue, Reno, Nevada, on November 1, 2004 at 10:00 a.m. and at any and all adjournments or postponements of the annual meeting.

All shares of our common stock which are entitled to vote and are represented at the annual meeting by properly executed proxies received at or prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions specified on the proxies. If no instructions are specified, the proxies will be voted FOR the election of all nominees to our board of directors named below and FOR approval of the 2004 Equity Incentive Plan. If any other matters are properly presented at the annual meeting for consideration, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment. This proxy statement and the accompanying proxy card, together with a copy of our 2004 Annual Report, is being mailed to our shareholders on or about October 1, 2004.

Execution and delivery of the enclosed proxy will not affect the right of any person to attend the annual meeting and vote in person. Any shareholder of record has the power to revoke its proxy at any time before it is voted by delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of The Sands Regent, 345 North Arlington Avenue, Reno, Nevada 89501. The presence of a shareholder of record at the annual meeting will not operate to revoke a proxy, but the casting of a ballot by a shareholder of record who is present at the annual meeting will revoke a proxy as to the matter on which the ballot is cast. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the annual meeting, your vote in person at the annual meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder, your broker. If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee.

Solicitation Expenses

The cost of this solicitation will be borne by us. In addition to the use of the mails, our officers, directors and other regular employees, without additional compensation, may also solicit proxies personally or by other appropriate means. Following the original mailing of the proxies and other soliciting materials, our employees or agents will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Voting Securities and Votes Required

Only shareholders of record at the close of business on September 22, 2004 will be entitled to vote at the annual meeting. The outstanding voting securities of the company on that date were 5,646,555 shares of $0.10 par value common stock, which shares were held by approximately 220 holders of record. Each outstanding share or our common stock will be entitled to one vote.

The votes cast by proxy or in person at the annual meeting will be counted by persons appointed by us to act as election inspectors for the annual meeting. In order to constitute a quorum for the conduct of business at the annual meeting, shares representing a majority of the outstanding shares of our common stock entitled to be cast at the annual meeting must be represented in person or by proxy at the annual meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (a “broker non-vote”), those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum.

For the election of the nominees to our board of directors, the seven nominees receiving the highest vote totals will be elected. Accordingly, abstentions will not affect the outcome of the election of the nominees to the board of directors. The election of directors is a matter on which a broker or nominee has discretionary voting authority. As a result, no broker non-votes will result from this proposal. Shareholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

The approval of the 2004 Equity Incentive Plan requires the affirmative vote of a majority of the shares present or represented by proxy at the annual meeting and entitled to vote. Accordingly, abstentions have the effect of a vote against the 2004 Equity Incentive Plan. The 2004 Equity Incentive Plan is a matter on which a broker or nominee does not have discretionary voting authority. As a result, broker non-votes will result from this proposal, and are considered not entitled to vote on the matter. Thus, broker non-votes will not have any affect on this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR:

•	election of the seven nominees (named in this proxy statement) to our board of directors; and

•	approval of the 2004 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 22, 2004, the amount and percentage of the outstanding shares of our common stock which, according to the information furnished to us, are beneficially owned by:

•	each shareholder known by us to beneficially own 5% or more of the outstanding shares of our common stock;

•	each member of the Board of Directors, including the nominees for election at the annual meeting;

•	our Named Officers, as defined below; and

•	all current executive officers and directors as a group.

The number and percentage of shares beneficially owned is based on 5,646,555 shares outstanding as of September 22, 2004, our record date. Beneficial ownership includes any shares as to which the shareholder has voting power or investment power and any shares that the shareholder has the right to acquire within 60 days of the record date, through the exercise of any stock option, warrant or other right. Unless otherwise indicated in the table or the footnotes, each shareholder has sole voting and investment power, or shares these powers with his spouse, with respect to the shares shown as beneficially owned.

Beneficial Owner	Shares Beneficially Owned	Percent of Class
Directors and Named Officers
Jon N. Bengtson (1)……………………………………………………..	50,002	*
Louis J. Phillips (1)……………………………………………………	47,500	*
Larry Tuntland (1)…………………………………………………….	47,500	*
David R. Grundy (1)…………………………………………………….	15,000	*
Doug Hayes (1)…………………………………………………………	10,000	*
Ferenc B. Szony (1)(2)…………………………………………………..	250,000	4.24%
Pete Cladianos III (2)(4)………………………………………………	66,909	1.18%
Robert J. Medeiros (1) (2)…………………………………………………..	50,000	*
All executive officers and directors as a group (8 persons)	536,911	8.89%

5% Beneficial Holders
Pete Cladianos, Jr. (2)(3) 345 N. Arlington Ave. Reno, Nevada 89501	1,014,947	17.97%
Deborah Lundgren (5) c/o Doug Damon, CPA 5301 Longley Lane, Bldg. D-142 Reno, Nevada 89511	985,036	17.44%
David Belding (6) P.O. Box 19278 Jean, Nevada 89019	560,000	9.90%
Robino Stortini Holdings LLC (7) 5189 W. Woodmill Drive Suite 30 Wilmington, Delaware 19808	434,910	7.70%

*	Less than 1%
(1)	Includes 45,000, 47,500, 47,500, 15,000, 10,000, 250,000 and 45,000 shares subject to options, which are presently exercisable or exercisable within 60 days by Jon N. Bengtson, Louis J. Phillips, Larry Tuntland, David R. Grundy, Doug Hayes, Ferenc B. Szony and Robert J. Medeiros, respectively.
(2)	This individual is also an officer of the company.

(3)	Includes shares held in trusts for the benefit of Pete Cladianos III, Antonia Cladianos II, Leslie Cladianos, and Allison Cladianos. Mr. Cladianos, as trustee for such trusts, exercises sole voting and investment power.
(4)	Includes 16,909 shares held in a trust for the benefit of Bradley Cladianos, son of Pete Cladianos III and 10,000 shares subject to options which are presently exercisable.
(5)	Represents shares held by Ms. Lundgren and in various trusts for the benefit of her children as to which Ms. Lundgren is the trustee. Ms. Lundgren is the daughter of Katherene Latham, former Chairman of the Board of Directors, and niece of Pete Cladianos, Jr., former Vice Chairman of the Board of Directors.
(6)	Based on Schedule 13G dated March 25, 2004. Includes 60,000 of the 346,012 shares of common stock beneficially owned by Mr. Belding through convertible debt and a warrant. Mr. Belding is limited by agreement to ownership of not more than 9.9% of the Company's outstanding shares.
(7)	Based on a Schedule 13D/A dated July 26, 2004. Represents 431,910 shares owned by Robino Stortini Holdings, LLC, a Delaware limited liability company, in which there is shared voting and dispositive power, and 3,000 shares owned individually by Mr. Michael Stortini, as to which Mr. Stortini has sole voting and dispositive power. Mr. Stortini and Charles J. Robino are the managers of Robino Stortini Holdings, LLC.

EXECUTIVE OFFICERS

The following persons serve as our executive officers, and hold the following titles, as of September 22, 2004:

Name	Title
Ferenc B. Szony	President and Chief Executive Officer
Rob Medeiros	Chief Financial Officer

Set forth below are descriptions of the backgrounds of the executive officers and their principal occupations for at least the past five years. We are not aware of any family relationships between any of the foregoing executive officers or between any executive officer and any nominee for election as director.

FERENC B. SZONY (age 49) was appointed as our President and Chief Executive Officer and a director of the company in December 1997. From June 1981 to March 1997, Mr. Szony served in several executive positions within the Hilton Hotel Corporation, last serving as President of the Reno Hilton Resort from November 1994 to March 1997. Mr. Szony was an independent gaming consultant just prior to starting with us.

ROB MEDEIROS (age 39) was appointed as an officer of the company in June 2002 and currently serves as our Chief Financial Officer, a position he has held since May 2004. From June 2002 to May 2004, Mr. Medeiros served as our Chief Operating Officer. From June 1998 through May 2002, prior to the Company’s acquisition of Gold Ranch Casino and RV Resort, Mr. Medeiros served its General Manager and was a shareholder. From July 1987 until June 1998, Mr. Medeiros served as a gaming industry lender and in other commercial lending capacities for Wells Fargo and First Interstate Bank.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation of Named Officers

The following table sets forth information concerning the compensation for services in all capacities to the Company, for the fiscal years ended June 30, 2004, 2003 and 2002, of those persons who were, respectively, at June 30, 2004 (i) the Company’s Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company whose annual salary and bonus for the fiscal year ended June 30, 2004 exceeded $100,000 (collectively, the “Named Officers”).

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Awards	All Other Compensation
Name and Principal Position	Year		Salary	Bonus		Securities Underlying Options
Ferenc B. Szony	2004		$370,000	$220,000	(2)	—	$33,800	(3)
President and Chief Executive Officer	2003		370,000	427,034		—	—
	2002		369,978	228,159		—	—

Robert Medeiros	2004		178,366	125,000	(4)	60,000	1,320	(5)
Chief Financial Officer	2003		165,770	100,619		60,000	490	(5)
	2002	(1)	12,692	—		60,000	—

(1)	Hired June 1, 2003. Represents partial year salary.
(2)	Mr. Szony’s bonus for 2004 was based on fiscal 2004 performance. Amount includes $40,000 to be paid in July 2005 and $40,000 to be paid in July 2006, provided he is still employed by the company.
(3)	Represents an automobile puchased for Mr. Szony by the company.
(4)	Mr. Medeiros’ bonus for 2004 was based on fiscal 2004 performance. Amount includes $25,000 to be paid in July 2005 and $25,000 to be paid in July 2006, provided he is still employed by the company.
(5)	Represents amount treated as compensation on an automobile provided to Mr. Medeiros and leased by the company.

Stock Options Granted in the Last Fiscal Year

The following table sets forth information concerning options granted to each Named Officer pursuant to the Company’s Amended and Restated Stock Option Plan for Executive and Key Employees during the fiscal year ended June 30, 2004.

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year 2004	Per Share Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term (2)
					5%	10%
Ferenc B. Szony	—	0%	$—	—	$—	$—
Robert Medeiros(3)	60,000	100%	$6.92	06/01/14	$261,100	$661,700

(1)	The options have a ten year term and the exercise price in equal to the fair market value on the date of the grant.
(2)

The assumed annual rates of stock price appreciation of 5% and 10% are set by the Securities and Exchange Commission’s rules and are not intended as a forecast of possible future appreciation in stock prices. There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option period, no value will be realized from the option grants made to the Named Officers.
(3)	One quarter of the options vest each one year period beginning on June 1, 2005.

Stock Options Exercised in the Last Fiscal Year and Fiscal Year-end Option Values

The following table sets forth information with respect to each Named Officer concerning the exercise of options during fiscal 2004 and, based upon the fair market value of our common stock as of June 30, 2004, stock options held as of the end of fiscal 2004.

	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Ferenc B. Szony	0	—	250,000	—	$1,726,300	—
Robert Medeiros(3)	0	—	45,000	135,000	235,200	470,400

(1)	Determined by calculating the spread between the fair market value of our common stock on the date of exercise and the exercise price of the options.
(2)	Based on the closing sales price of our common stock ($8.23) on NASDAQ on June 30, 2004, minus the exercise price of the In-the-money options, multiplied by the number of shares to which the in-the-money option relates.

Employment and Other Arrangements

Mr. Ferenc B. Szony entered into a two-year employment agreement on December 15, 1998, as amended on December 15, 1999, pursuant to which Mr. Szony agreed to serve as our President and Chief Executive Officer. The term of the agreement is automatically renewed each December 15 for an additional one year period without notice of nonrenewal to the contrary. Under the terms of the agreement, Mr. Szony is paid a base salary of $370,000 per annum, to be reviewed and adjusted annually by the board of directors, but not less than $370,000. Mr. Szony is also eligible to receive an annual bonus of 40% of his base salary pursuant to our bonus program, which provides for bonuses up to 200% of the base bonus amount in the event certain financial performance goals are achieved.

The agreement with Mr. Szony also provides that if Mr. Szony’s employment is terminated by us for any reason other than for cause or for termination/change in control (as defined in the employment agreement), compensation and benefits pursuant to the agreement shall continue for the remaining term of the agreement. In the event of termination due to total disability, all compensation and benefits shall continue for twelve months following such termination.

Mr. Robert J. Medeiros entered into a two-year employment agreement on June 1, 2002, pursuant to which Mr. Medeiros agreed to serve as an officer of the company. The Agreement was amended on June 1, 2004, and is automatically renewed each June 1 for an additional one-year period, absent notice of non-renewal by either party. Under the terms of the agreement, Mr. Medeiros is paid a base salary of $175,000 per year, which was increased to $190,000 per year in connection with the June 1, 2004 amendment. Mr. Medeiros is also eligible to receive an annual bonus of 40% of his base salary pursuant to our bonus program, which provides for bonuses up to 200% of the base bonus amount in the event certain financial performance goals are achieved. In addition, Mr. Medeiros received options to purchase 60,000 shares of our common stock as of the date of the agreement, an additional 60,000 options on the first anniversary of the agreement, and an additional 60,000 options upon the first one-year extension of the agreement that occurred on June 1, 2004. These stock options vest equally over four years and are subject to the terms and conditions of our Amended and Restated Stock Option Plan for Executive and Key Employees.

The agreement with Mr. Medeiros also provides that if Mr. Medeiros’ employment is terminated by us for any reason, other than for cause (as defined in the employment agreement), compensation and benefits pursuant to the agreement shall continue for twelve months following the date of such termination. In the event of termination due to total disability, all compensation and benefits shall continue for six months following such termination.

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

General

The Compensation and Governance Committee of the board of directors, whose present members are David R. Grundy, Larry Tuntland and Louis J. Phillips, is empowered, pursuant to our bylaws, to determine the compensation of all executive officers, including equity based compensation.

The Compensation and Governance Committee administer our Amended and Restated Stock Option Plan for Executive and Key Employees and will administer the 2004 Equity Incentive Plan. The members of the Compensation and Governance Committee are non-employee directors within the meaning of Rule 16b-3.

The Compensation and Governance Committee makes recommendations to the board of directors regarding the compensation payable to Mr. Bengtson, as the Chairman of the board, and for Mr. Szony, the President and other Executive Officers. The board then reviews these recommendations and determines the compensation payable. Executive Officers do not participate in any board discussion or decision relative to their respective compensation.

Our executive compensation policy and philosophy is multifaceted. Our compensation program seeks to:

•	provide salaries that are competitive in the marketplace and designed to attract and retain highly-qualified executives;

•	closely link certain compensation received by individuals to our performance and, in certain instances, the achievement of individual goals; and

•	establish motivational incentives by providing the executive with a financial interest in our success similar to the interests of our shareholders.

Consistent with our philosophy, our current compensation plan involves a combination of:

•	salary and bonuses, to reward short-term performance; and

•	grants of stock options, to encourage and reward longer-term performance.

The key performance criterion in determining bonus payments is the level of income from operations attained by us. Appropriate adjustments are considered, from time to time, to take into account market conditions and other factors impacting our performance. The management responsibilities of our executives and individual performances are also given significant consideration. For fiscal 2004, we exceeded our target performance at one property, but fell short at the other, hence, overall bonuses achieved approximated our target As an incentive for continued service with the company, bonuses earned by our Named Officers for fiscal 2004 are payable in installments with approximately 62% of the bonus paid in July 2004, approximately 19% payable in July 2005 and approximately 19% payable in July 2006, conditioned upon continued employment through the installment payment date. See “Compensation of Executive Officers.”

Our primary long-term incentive program has historically consisted of granting stock options to encourage achievement of long-term goals and objectives consistent with results that benefit our shareholders. These objectives include:

•	operating profitability;

•	earnings per share growth;

•	return on invested capital; and

•	return on shareholders’ equity.

In addition, in determining stock option grants, the Compensation and Governance Committee takes into account such other factors as it deems appropriate to a determination of the individual optionee’s value to the company and his potential contribution to our long-term success. The Compensation and Governance Committee issues all stock options at exercise prices of not less than the market value of our Common Stock on the date of grant, ensuring that any value derived from such options will depend on subsequent increases in share value realized by our shareholders in general. Mr. Medeiros received 60,000 options in fiscal 2004 pursuant to the terms of his employment agreement.

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and included a provision (Section 162(m) of the Code) denies a deduction to any publicly-held corporation for compensation paid to any “covered employee” (which are defined as the Chief Executive Officer and the Company’s other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1 million in any taxable year. Compensation that qualifies as “performance based compensation”, however, is excludable in applying the $1 million limit. Although the present compensation paid by us to any “covered employee” is less than the $1 million limit, it is our policy to qualify future compensation paid to its top executives to maximize the Company’s income tax deductions to the extent that so qualifying the compensation is not inconsistent with the Company’s fundamental compensation policies. Our Amended and Restated Stock Option Plan for Executive and Key Employees and the proposed 2004 Equity Incentive Plan, permits us, at our discretion, to grant options that qualify as performance-based compensation under Section 162(m) of the Code.

Compensation to Chief Executive Officer

During the fiscal year ended June 30, 2004, the compensation of our Chief Executive Officer, Ferenc B. Szony, was a base salary of $370,000, pursuant to an employment agreement dated December 15, 1998, as amended on December 15, 1999. Under such agreement, Mr. Szony is also eligible to receive an annual base bonus of 40% of his base salary in the event we attain certain levels of successful operating results which may be increased by up to 200% by us attaining certain higher levels of operating results. In fiscal 2004, Mr. Szony earned a $220,000 performance bonus based in large part upon our improved financial performance and our successful acquisition of Rail City casino. Due to concerns regarding proper cash management and as an incentive for continued service with us, the 2004 bonus is payable in installments, with $140,000 paid in July 2004, and $40,000 payable in two installments in July 2005 and 2006, conditioned upon Mr. Szony’s continued employment on such dates. In lieu of issuance of company stock options, the board approved the purchase of an automobile for Mr. Szony in December 2003 at a cost of $33,800. This Compensation and Governance Committee Report was submitted on August 20, 2004.

COMPENSATION AND GOVERNANCE COMMITTEE

David R. Grundy

Larry Tuntland

Louis J. Phillips

BOARD OF DIRECTORS

Jon N. Bengtson

Louis J. Phillips

Larry Tuntland

David R. Grundy

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation and Governance Committee are David R. Grundy, Larry Tuntland and Louis J. Phillips. None of such persons is an officer or employee of the company or any of our subsidiaries. During fiscal 2004, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of our Compensation and Governance Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the board of directors is comprised of independent directors as required by the listing standards of NASDAQ. The Audit Committee reviews and approves the Audit Committee Charter annually following the annual meeting or at such other times as deemed appropriate by the Audit Committee.

As set forth in more detail in the charter, the Audit Committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities and its primary duties fall into three broad categories, which are to:

1. Serve as an independent and objective party to monitor our financial reporting process and internal control systems.

2. Review and appraise the audit efforts of our independent auditor and internal auditing department.

3. Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department and the board of directors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter.

In overseeing the preparation of our financial statements, the Audit Committee met with both management and our independent auditor to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. The Audit Committee’s review included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee continued to monitor the scope and adequacy of our internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditor.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in the matters involving auditing or accounting. In the performance of their duties, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management and by the independent auditor.

On the basis of these reviews and discussions, the Audit Committee recommended to the board of directors that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the SEC.

Submitted on September 24, 2004, by the members of the Audit Committee of the board of directors.

Douglas M. Hayes

Larry Tuntland

David R. Grundy

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

The fees billed by Deloitte & Touche LLP, our independent public accountants, with respect to the years ended June 30, 2003 and June 30, 2004 were as follows:

Audit Fees.    The aggregate fees billed and anticipated to be billed for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for the fiscal years 2003 and 2004, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the applicable year were approximately $80,000 and $83,500, for fiscal 2003 and fiscal 2004, respectively.

Audit Related Fees.    The aggregate fees billed for services rendered by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements for the fiscal years 2003 and 2004 were approximately $26,875 and $54,000, respectively. Audit related fees consist primarily of i) fees to review and consent with SEC filings required in the company’s issuance of common stock to a private investor, ii) fees to review and consent with SEC filings related to the company’s acquisitions of Gold Ranch Casino and RV Resort, and Rail City Casino, and iii) fees related to the audit of the company’s 401(k) plan.

Tax Fees.    We did not engage Deloitte & Touche for tax compliance, tax advice or tax planning for fiscal years 2003 and 2004, respectively.

Financial Information Systems Design and Implementation Fees.    We did not engage Deloitte & Touche LLP to provide advice to us regarding financial information systems design and implementation during fiscal 2003 or fiscal 2004.

All Other Fees.    Other fees billed for services rendered by Deloitte & Touche LLP for the fiscal years 2003 and 2004 were $-0-.

The Audit Committee has reviewed the non-audit services provided by Deloitte & Touche LLP and determined that the provision of these services during fiscal 2004 is compatible with maintaining Deloitte & Touche LLP’s independence.

Pre-Approval Policy.    The Audit Committee pre-approves all audit and permissible non-audit fees, provided, however, the Audit Committee has adopted a policy that authorizes a certain amount of fees per year to be paid to Deloitte & Touche LLP in performing services related to (i) acquisition and due diligence matters, and (ii) consultation and accounting treatment issues, without obtaining such pre-approval.

Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Deloitte & Touche LLP was approved in advance by our Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

STOCK PRICE PERFORMANCE GRAPH

The following graph illustrates a comparison of the cumulative total shareholder return of the Company’s common stock during the previous five years in comparison to the cumulative total return on the NASDAQ Stock Market-U.S. Index and the Dow Jones Casinos index. The comparisons are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s common stock.

*	$100 invested on June 30, 1999 in stock or index Fiscal year ending June 30.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Insiders”), to file initial reports of ownership and reports of changes in ownership with the SEC and the NASDAQ stock market. Insiders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of copies of such forms received by us with respect to fiscal 2004 or representations from certain reporting persons, the Insiders complied with all Section 16(a) filing requirements, except that Douglas M. Hayes was late filing a report upon becoming an Insider.

RELATED PARTY TRANSACTIONS

Mr. Cladianos III, one of our directors, is an associate with the law firm of Zeh, Saint-Aubin, & Spoo, a firm which represented us on legal matters during the fiscal year ended June 30, 2004. The total amount billed by this law firm and paid by us during the fiscal year amounted to approximately $132,000.

In connection with our acquisition of Prospector Gaming Enterprises, Inc., a Nevada corporation (“PGE”), on June 1, 2002, our wholly-owned subsidiary Last Chance, Inc., issued a subordinated note in the amount of approximately $5.6 million payable to PGE. This note, with a variable interest rate of prime plus 2.5%, had a seven year straight-line amortization and matured on June 1, 2007, when the balance of all unpaid principal was due and payable. As a shareholder at the time of the acquisition, Mr. Medeiros, our Chief Financial Officer, was partially compensated for his PGE shares pursuant to an assignment by PGE of a portion ($157,000) of the note payable by Last Chance. The note was repaid in full in March 2004.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Articles of Incorporation allow for not less than three and no more than nine directors. Effective as of the 2004 annual meeting of shareholders, directors are to be elected at each annual meeting of shareholders and hold office until their successors are duly elected and qualified at the next annual meeting of shareholders. In November 2003, Katherene Latham and Pete Cladianos, Jr. resigned from service on the board of directors. In November 2003, Douglas M. Hayes was appointed to serve on the board. Mr. Hayes was recommended to the board as a candidate for a directorship by Mr. Bengtson and a majority of our independent directors. Mr. Hayes qualifies to serve as a financial expert. The board is currently comprised of seven members. Our board of directors has nominated the seven persons set forth below for election as directors at the annual meeting, each of whom is a continuing director. All nominees have consented to serve if elected. We do not anticipate that any of the nominees will become unavailable to serve for any reason, but if that should occur before the annual meeting, proxies will be voted for another nominee or nominees selected by our board of directors.

The nominees are as follows:

Name	Director Since	Position with the Company
Jon N. Bengtson	1984	Director, Chairman of the Board
Louis J. Phillips	1998	Director
Larry Tuntland	1999	Director
David R. Grundy	2002	Director
Douglas M. Hayes	2003	Director
Ferenc B. Szony	1997	Director, President and Chief Executive Officer
Pete Cladianos III	1985	Director, Secretary

Set forth below are descriptions of the backgrounds of the nominees and their principal occupations for at least the past five years. For a description of the background for Mr. Szony, see “Executive Officers.”

Jon N. Bengtson (age 60) has served as our director since August 1984. Since January 1996, Mr. Bengtson has served as Chairman of the board of directors of Radica Games, Limited, an electronic toy manufacturer. From January 1998 to October 2001, Mr. Bengtson held various positions with Sharegate, Inc., a telecommunications company, including director and Chief Financial Officer. From January 1996 to January 1998, Mr. Bengtson served as Executive Vice President and Chief Operating Officer of the Company. Mr. Bengtson currently serves as a member of the board of directors of Radica Games Limited and Altair Nanotechnologies, Inc., a developer of nanomaterials and nano-based products; both of which are public companies.

Louis J. Phillips (age 66) has served as our director since May 1998. Mr. Phillips is a management consultant and current faculty member of the University of Nevada, Reno Executive Development Program. At the University of Nevada, he was the first Mead Dixon Distinguished Professor of Management. Mr. Phillips has spent much of his career as a senior gaming industry executive. At Harrah’s Entertainment, Inc., he served in several capacities, last as President and Chief Operating Officer of Harrah’s Nevada. From January to June 2000, Mr. Phillips served as interim Chief Executive Officer with Viejas Enterprises in San Diego, California, which operated, among other things, a casino on Native American land. Mr. Phillips has worked in both the private and public sectors and in academia.

Larry Tuntland (age 64) has served as our director since March 1999. Mr. Tuntland has also served, since January 14, 1998, on the board of Media West-RNI, Inc. (a subsidiary of Gannett Newspapers) and since October 1999, has been a member of the Community board of Wells Fargo Bank of Nevada. Mr. Tuntland was a director of Norwest Bank of Nevada from June 1997 until October 1999. Mr. Tuntland had a 36-year career with First Interstate Bank, leaving in September 1996 last serving in the capacity of President.

David R. Grundy (age 54) has served as our director since August 2002. Mr. Grundy is an attorney, practicing primarily in the fields of litigation and business law in Reno, Nevada, with the firm of Lemons, Grundy & Eisenberg. Mr. Grundy has been a principal owner of the firm since 1981, and has served as its president since 1994. From 1997 to 2002, Mr. Grundy served as chairman of the board of Prospector Gaming Enterprises, Inc., which operated the Gold Ranch Casino west of Reno until its acquisition by us.

Douglas M. Hayes (age 60) has served as our director since November 2003. Mr. Hayes has been President of Hayes Capital Corporation, an investment banking company, since 1997. Mr. Hayes has held Managing Director positions with A.G. Becker & Co. (1974-1984), Merrill Lynch Capital Markets (1984-1986), and Donaldson, Lufkin & Jenrette (1986-1987). Mr. Hayes previously served on the board of Gametech International, Inc. and currently serves on the boards of Reliance Steel & Aluminum Co., a metals producer company, and Circor International, Inc., a producer of fabricated products; both of which are public companies.

Pete Cladianos III (age 45) has served as a director of the company since November 1985. Mr. Cladianos is Secretary of the Company, a position he has held since August 1984. He served as our Executive Vice President from January 1996 to November 1998. In May 2003, Mr. Cladianos received his Juris Doctorate degree from the University of the Pacific, McGeorge School of Law. Since December 2003, Mr. Cladianos has been associated with the law firm of Zeh, Saint-Aubin & Spoo.

We are not aware of any family relationship between any of the foregoing nominees for director or between any nominee and any executive officer.

INFORMATION RELATING TO THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

Independence

The board of directors has determined that each of Jon N. Bengtson, David R. Grundy, Douglas M. Hayes, Louis J. Phillips and Larry Tuntland are independent under the NASDAQ listing requirements.

Meetings and Attendance

The board of directors held four regular meetings and two special meetings during the fiscal year ended June 30, 2004. Each director attended at least 75% of the aggregate number of meetings of the board of directors and all committees on which each served during fiscal 2004 or the portion of the year during which each served as director. The board of directors held four executive sessions during fiscal 2004, which were presided over by

Mr. Bengtson, our lead independent director. It is our policy that all of our directors attend the annual meeting in person, absent a personal emergency. Each director who attends quarterly meetings or the annual meeting in person receives a $2,500 fee. All of our then current directors attended all quarterly and annual meetings in fiscal 2004.

Committees

The board of directors of the Company has an Audit Committee, a Compensation and Governance Committee and a Gaming Compliance Committee. The board does not have a nominating committee. Although all previous nomination of individuals to serve on our board of directors have been made by the entire board, a practice that we have found to be successful, we intend to constitute a nominating committee in fiscal 2005.

Audit Committee. The Audit Committee members are Messrs. Douglas M. Hayes, David R. Grundy and Larry Tuntland, each of who satisfy the “independence” requirements of NASDAQ and the SEC and the other requirements specified in the Audit Committee Charter, including the ability to read and understand fundamental financial statements. The board of directors has determined that Mr. Hayes is a financial expert within the meaning of the SEC rules. The Audit Committee’s responsibilities include selecting our independent auditors and approving their fees and other significant compensation, as well as:

•	serving as an independent and objective party to monitor our financial reporting process and internal control systems;

•	reviewing and appraising the audit efforts of our independent auditor and internal auditing department; and

•	providing an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, and the board of directors.

The board of directors has reviewed, assessed the adequacy of, and approved a formal written charter for the Audit Committee. The complete text of the Audit Committee Charter was set forth as an Appendix to last year’s Proxy Statement. There were four Audit Committee meetings held during fiscal 2004.

Compensation and Governance Committee. The Compensation and Governance Committee reviews and approves executive salaries, considers awards to be granted under our incentive bonus plan, administers stock option grants under our stock option plan and performs other related functions upon request of the board of directors. The Committee also adopts and administers the corporate governance standards of the company and our executives and principal officers. The members are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are presently Messrs. David R. Grundy, Louis J. Phillips and Larry Tuntland. There were four meetings held during fiscal 2004.

Gaming Compliance Committee. The Gaming Compliance Committee, as required by the Nevada Gaming Authorities, is intended to assist the board of directors and management in obtaining information necessary to make decisions for hiring certain individuals, regulatory compliance and associations with third parties which may require due diligence. The members are Messrs. Louis J. Phillips, Jon N. Bengtson and Pete Cladianos III. There were four meetings held during fiscal 2004.

Compensation of Directors

Directors who are also our officers or employees do not receive compensation for their services as directors. The directors who are not employees of the Company (“Independent Directors”) receive as compensation the following:

•	an annual stipend of $5,000, payable in quarterly installments;

•	an additional $5,000 per year, payable in quarterly installments for service as Chairman of the board;

•	an additional $4,000 per year, payable in quarterly installments, for service on a committee of the board; and

•	an additional $2,500 for attendance at each quarterly board of directors meeting.

In the fiscal year ended June 30, 2004, Jon N. Bengtson, Louis J. Phillips, Larry Tuntland, David R. Grundy, and Douglas M. Hayes were paid $21,850, $20,650, $20,650, $20,650 and $13,250, respectively.

Our Amended and Restated Stock Option Plan for Executive and Key Employees provides for the grant of non-qualified stock options to Independent Directors. Upon initial election or appointment as an Independent Director, the board may grant stock options to purchase up to 25,000 shares of our common stock. Thereafter, on the date of the each annual meeting of shareholders, each Independent Director receives an automatic stock option grant to purchase 7,500 shares of common stock with an exercise price equal to fair market value on the date of grant. All options granted vest in full on the first anniversary of the grant date. On November 4, 2003, each of Messrs. Bengtson, Grundy, Phillips and Tuntland received the automatic stock grant to purchase 7,500 shares of common stock at an exercise price of $4.75 per share. Douglas M. Hayes received an initial grant of options covering 10,000 shares, at an exercise price of $4.09, upon his appointment to the board in November 2003.

Nomination Process

Historically, the board of directors has not had a standing Nominating Committee because the entire board has been responsible for nominations of individuals to serve on the board, a practice that we believe has been successful for the company in the past. We intend to constitute a Nominating Committee in fiscal 2005 or the duties of a Nomination Committee will be incorporated into our Compensation and Governance Committee, which consist solely of independent directors, until such time as a Nominating Committee is constituted, any nominations will be made by a majority of our independent directors.

The board identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the criteria for board service are re-nominated. As to new candidates, the board generally polls the board of directors and members of management for their recommendations. The board may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts and analysts. The board may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate. The board reviews the qualifications, experience and background of all candidates. The independent directors and executive management interview final candidates.

Recommendations received by shareholders in accordance with the shareholder nominations guidelines below will be processed and are subject to the same criteria as are candidates nominated by the board. The board will consider shareholder suggestions for nominees for directorship and has a policy to consider any candidates recommended by shareholders who have held a minimum of 1% of our outstanding voting securities for at least one year. In order for the board to consider a shareholder nomination, the shareholder must submit a detailed resume of the candidate and an explanation of the reasons why the shareholder believes the candidate is qualified for service on the board of directors. The shareholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the shareholder must include the consent of the candidate and describe any relationships, arrangements or undertakings between the shareholder and the candidate regarding the nomination or otherwise. The shareholder must submit proof of company stockholdings. All communications should be submitted in writing to Pete Cladianos III, Secretary of The Sands Regent, 345 North Arlington Avenue, Reno, Nevada, 89501. Recommendations received after 120 days prior to the mailing of the proxy will likely not be considered timely for consideration at that year’s annual meeting.

Stockholder Communications with the Board of Directors

Shareholders may communicate with our non-management board members by written mail addressed to Pete Cladianos III, Secretary of The Sands Regent, 345 North Arlington Avenue, Reno, Nevada, 89501. Shareholders are encouraged to include proof of ownership of our stock in such communications. The Secretary will forward all communications to our Chairman of the board.

Code of Conduct

We have a code of business conduct and ethics for officers, employees and directors, which is available to stockholders upon request made to Pete Cladianos III, Secretary of The Sands Regent, 345 North Arlington Avenue, Reno, Nevada, 89501. The code summarize the compliance and ethical standards and expectations we have for all of our officers, directors and employees, including our CEO and senior financial officers, with respect to their conduct in connection with our business. Our code of business conduct and ethics constitutes our code of ethics within the meaning of Section 406 of the Sarbanes Oxley Act of 2002. We intend to disclose future amendments to or waivers of certain provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions on our website at www.sandsregency.com as required by the SEC.

PROPOSAL 2—APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

General

Based upon the recommendation of the Compensation and Governance Committee, the board has adopted, subject to stockholder approval, the Sands Regent 2004 Equity Incentive Plan (the 2004 Plan) that provides for the grant of equity awards to members of the board, employees and consultants.

The board believes that the 2004 Plan will promote the interests of the company and its stockholders by linking the success of the company and the financial interests of those in a position to enhance that success through personal effort and performance. The company seeks to provide incentives and to fairly reward the outstanding performance of its employees and its board, leading to superior returns to the stockholders. The 2004 Plan is further designed to provide flexibility to the company to attract, motivate and retain those employees, members of the board and consultants who may directly and indirectly affect the financial and operational success of the company.

The 2004 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, deferred stock, restricted stock units, stock payment awards, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2004 Plan is set forth below. The summary is qualified by reference to the full text of the 2004 Plan, which is attached as Annex A to this Proxy Statement.

Administration

The board will administer the 2004 Plan as to participation in the 2004 Plan by members of the board. As to all other participants, the 2004 Plan will be administered by the Compensation and Governance Committee of the board. The Compensation and Governance Committee may delegate to a committee of one or more members of the board or officers of the company the authority to administer the 2004 Plan as to participants other than officers of the company who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). It is intended that the Compensation and Governance Committee is be comprised of at least two directors, each of whom qualifies as a “non-employee director” pursuant to Rule 16b of the Exchange Act, and an “outside director” pursuant to Section 162(m) of the Code. All references herein to the administrator shall be deemed reference to the board, the Compensation and Governance Committee or any such sub committee, as applicable.

The administrator will have full authority to establish rules and regulations for the proper administration of the 2004 Plan, to select the employees, consultants and directors to whom awards are granted, and to set the date of grant, the type of award, the price to be paid, if any, and the other terms and conditions of the awards. At any time after grant of an award, the administrator may, in its discretion and subject to whatever terms and conditions it selects (i) accelerate the period during which the award vests or becomes exercisable or payable, (ii) accelerate the time when applicable restrictions or risk of forfeiture or repurchase lapses, (iii) extend the period during which the award may be exercised or paid and (iv) extend the term of any award (other than the maximum ten year term), subject in each case to any applicable restrictions imposed by Section 162(m) of the Code.

Eligibility

Persons eligible to participate in the 2004 Plan include all members of the board (approximately 7 people), our employees (approximately 20 people), and possibly an outside consultant(s).

Limitation on Awards and Shares Available

There are 500,000 shares of common stock of the company, par value $0.10 per share, available for issuance under the 2004 Plan. The shares of common stock covered by the 2004 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award expires or terminates, or is settled in cash, forfeited or cancelled for any reason, prior to full issuance of the shares subject thereto, any shares remaining subject to the award at such time may be used again for new grants under the 2004 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the 2004 Plan. To the extent permitted by application of law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the company or any of its subsidiaries will not be counted against the shares available for issuance under the 2004 Plan.

The maximum number of shares of common stock that may be subject to one or more awards granted to a participant during a one-year period (measured from the date of any grant) is 200,000 shares. As of the record date, the closing price of our common stock on the NASDAQ Stock Market was $8.10 per share.

Awards

The 2004 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, deferred stock, restricted stock units, stock payment awards, other stock-based awards, and performance-based awards to eligible individuals. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2004 Plan.

Stock Options.    Stock options, including incentive stock option, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2004 Plan. The option exercise price will be determined by the administrator and set forth in the award agreement; provided that the exercise price for any option will not be less than 100% of fair market value of the underlying common stock on the date of grant. Stock options may be exercised as determined by the administrator, but in no event after the tenth anniversary of the date of grant.

Upon the exercise of a stock option, the exercise price and tax withholding obligation, if applicable, must be paid in full by (i) cash or check, (ii) delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iii) tendering previously acquired shares of common stock held by the participant for the requisite period necessary to avoid a charge to the company’s earnings for financial reporting purposes or shares issuable upon option exercise, in each case, with a fair market value on the date of surrender equal to the option exercise price, (iv) delivering a notice that the participant has placed a market sell order with a broker with respect to shares issuable upon exercise of the option, and the timely payment by the broker of a sufficient portion of the net proceeds of the sale to the company, or (v) other property acceptable to the administrator. The administrator shall also determine the methods by which shares of common stock shall be delivered or deemed to be delivered to participants. However, no participant who is a member of the board or an “executive officer” of the company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method, which would violate Section 13(k) of the Exchange Act.

Restricted Stock and Restricted Stock Units.    A restricted stock award is the grant of shares of common stock at a price determined by the administrator (including zero). Restricted stock units are rights to acquire shares of common stock. Restricted stock and restricted stock units may not be sold or transferred by the participant and are subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or service or achieving specified performance goals, including those based on the performance criteria or any other specified criteria, established by the administrator. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares, while participants holding restricted stock units typically will not have such rights until the shares are issued to the participant after the restrictions have lapsed and after any deferral period applicable to such award. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator.

Stock Appreciation Rights.    A stock appreciation right (a “SAR”) typically is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. SARs may be granted in connection with stock options or other awards, or separately. The administrator may elect to pay SARs in cash or in our common stock or in a combination of the two.

Deferred Stock.    Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or specified performance goals, including those based on the performance criteria or other specified criteria, established by the administrator. Like restricted stock, deferred stock may not be sold or otherwise transferred or hypothecated until vesting conditions are satisfied or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Performance Stock Awards, Performance Stock Units and Other Stock Based Awards.    These awards are typically denominated in shares of common stock, or rights to acquire shares of common stock after a deferral period, or have a value derived from the value of shares of common stock, and may be linked to any of the performance criteria or any other specified criteria, including passage of time, as determined by the administrator.

Stock Payments.    Stock payments may be authorized by the administrator in the form of shares of our common stock or an option or other right to purchase our common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to a participant in cash.

Performance-Based awards.    The administrator may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the administrator for the period are satisfied. The pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after any adjustments for interest, taxes, depreciation and amortization), economic value-added (as determined by the administrator), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow, and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, plant or operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the administrator shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance of the period. In determining the actual size of an individual performance-based award for a performance period, the administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any performance period.

Miscellaneous

We are authorized to collect from any payment due under any award or any other compensation or other amount owing to a participant the amount of any applicable taxes required to be withheld in respect of the award, its exercise or the lapse of restrictions thereon. In addition, the administrator may permit such tax withholding obligations to be satisfied through the withholding or reacquisition of shares otherwise to be acquired upon the exercise or payment of such award, but only to the extent such withholding does not cause a charge to the company’s financial earnings.

The administrator has the right to substitute a stock appreciation right for an option at any time prior to or upon exercise of such option, provided that such stock appreciation right shall be exercisable for the same number of shares as such substituted option would have been exercisable for.

Amendment and Termination

The administrator may terminate, amend, or modify the 2004 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable (i) to comply with any applicable law, regulation or stock exchange rule, (ii) to increase the number of shares available under the 2004 Plan, or (iii) to permit the administrator to extend the exercise period for an option beyond ten years from the date of grant.

In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option is granted, and, except as permitted by the 2004 Plan in Article 10 dealing with changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

Federal Income Tax Consequences

Generally, participants do not recognize ordinary income upon grant of an option. With respect to nonqualified stock options, upon option exercise the participant recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of the option exercise. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be taxable as a nonqualified stock option.

An option will only qualify as an incentive stock option to the extent that the aggregate fair market value of the shares with respect to which the option becomes exercisable for the first time in any calendar year is equal to or less than $100,000. For purposes of this rule, the fair market value of shares shall be determined as of the date the incentive stock option is granted. To the extent an incentive stock option is exercisable for shares in excess of this $100,000 limitation, the excess shares shall be taxable as a non-qualified option.

Restricted Stock.    A recipient of restricted stock will not have taxable income upon issuance, unless an timely election is made by the participant under Section 83(b) of the Code. Absent such an election, when restrictions on shares of restricted stock lapse the participant will realize ordinary income in an amount equal to the fair market value of the shares at the date such restrictions lapse, less any purchase price paid. If an election is made under Section 83(b), the participant will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares on the issuance date less any purchase price paid.

Restricted Stock Units and Deferred Stock.    A recipient of restricted stock units or deferred stock will not realize taxable income at the time of grant. When restricted stock units or deferred stock vest and the Company’s shares are issued, the participant generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares at the date of issuance. The Code does not permit a Section 83(b) election to be made with respect to deferred stock or restricted stock units.

Stock Appreciation Rights.    Taxable income is generally not recognized by the participant upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the participant.

Dividend Equivalent, Performance Based Awards, Performance Share Awards, Stock Based Awards, Performance Stock Units.    Generally, a recipient of these awards will not realize taxable income at the time of grant. When the award is paid (whether in cash or stock), and following any applicable deferral period, the participant will recognize taxable ordinary income equal to the fair market value of the shares, or the cash, paid.

Stock Payments.    A participant who receives a stock payment will realize taxable ordinary income as if a cash payment equal to the fair market value of the shares has been received.

We generally are entitled to a deduction when and for the same amount that the participant recognizes as ordinary income, subject to Section 162(m) of the Code as to covered employees. Under Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation for certain executive officers exceeds $1 million in any taxable year. However, this deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee, which conforms to certain requirements of the Code. Options granted under the 2004 Plan with an exercise price equal to fair market value are intended to qualify as “performance-based” under Section 162(m). Restricted stock, stock based awards, performance based awards and other similar awards granted under the 2004 Plan may qualify as “performance-based” if it vests or is issuable or payable based upon the Performance Criteria and otherwise meets the requirements of Section 162(m).

New Plan Benefits

No awards will be granted pursuant to the 2004 Plan until it is approved by the company’s stockholders. In addition, awards are subject to the discretion of the administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2004 Plan or the benefits that would have been received by such participants if the 2004 Plan had been in effect in the fiscal year ended June 30, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2004 INCENTIVE AWARD PLAN.

INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP served as independent auditors of the company for the year ended June 30, 2004 and is anticipated to serve as independent auditors for the year ending June 30, 2005. The independent auditors will have a representative at the meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

If a shareholder proposes to present a proposal at our 2005 annual meeting, our Secretary must receive the proposal no later than June 2, 2005. Proposals should comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, be addressed to the attention of Pete Cladianos III, Secretary of The Sands Regent, 345 North Arlington Avenue, Reno, Nevada, 89501, and should be sent Certified Mail — Return Receipt Requested. We expect to hold the 2005 annual meeting of shareholders on November 7, 2005.

If a shareholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the 2005 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, we must receive notice of such proposal on or before August 16, 2005. If the notice is not received by August 16, 2005, it will be considered untimely under Rule 14a-4(c)(1) of the SEC’s proxy rules, and we will have discretionary voting authority under proxies solicited for the 2005 annual meeting with respect to such proposal, if presented at the meeting.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate all or portions of our filings, including this Proxy Statement, with the SEC, in whole or in part, the Report of the Compensation and Governance Committee of our board of directors, the report of the Audit Committee of our board of directors and the Performance Graph contained in this Proxy Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act or the Securities Exchange Act. Information on our website, other than our proxy statement and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

OTHER MATTERS

As of the date of this proxy statement, the board of directors know of no other matters, other than those described above, which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournment or postponement of the meeting, the people voting the management proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors,

Pete Cladianos III

Secretary

Reno, Nevada

September 24, 2004

ANNEX A

THE SANDS REGENT

2004 EQUITY INCENTIVE PLAN

PREAMBLE

The Sands Regent adopts this Equity Incentive Plan to establish a linkage between the success of The Sands Regent, a Nevada Corporation (the “Company”) and the financial interests of those in a position to enhance that success through personal effort and performance. By this 2004 Equity Incentive Plan, the Company seeks to provide incentive and to fairly reward the outstanding performance of its Employees and its Board, leading to superior returns to the Stockholders of the Company. This Equity Incentive Plan is designed to provide flexibility to the Company to attract, motivate and retain those Employees and Board members who may directly and indirectly affect the financial and operational success of the Company.

ARTICLE 1

DEFINITIONS

1.1    Definitions.    The following words and phrases shall have the following meanings:

(a) “Administrator” shall mean the entity that conducts the general administration of the Plan (including the grant of Awards) as provided herein. With reference to the administration of the Plan with respect to an Award granted or to be granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to an Award granted or to be granted to Employees or Consultants, the term “Administrator” shall refer to the Committee, unless and to the extent (a) the Board has assumed the authority for administration of all or any part of the Plan as permitted in Section 11.1 or (b) the Committee has delegated the authority for administration of all or part of the Plan as permitted by Section 11.5, in which case the term “Administrator” shall refer to the Board or such subcommittee to which authority has been so delegated, as applicable.

(b) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Deferred Stock award, a Restricted Stock Unit award, a Stock Payment award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(c) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d) “Board” means the Board of Directors of the Company, as constituted from time to time.

(e) “Cause” shall have the meaning assigned to such term in any employment agreement between the Participant and the Company which is in effect on the date of grant. If there is no employment agreement in effect between the Participant and the Company on the date of grant (or if such agreement does not define the term “cause”), the term “Cause” shall have the meaning assigned to it from time to time by the Administrator.

(f) “Change of Control” means and includes each of the following:

(1) The acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 25% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of voting securities pursuant to a transaction described in clause (3) below that would not be a Change of Control under clause (3);

Notwithstanding the foregoing, neither of the following events shall constitute an “acquisition” by any person or group for purposes of this subsection (f): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 25% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 25% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board, together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (f)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and,

(B) after which no person or group beneficially owns voting securities representing 25% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 25% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4) The Company’s stockholders approve a liquidation or dissolution of the Company.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means the committee of the Board described in Article 11.

(i) “Consultant” means any consultant or adviser if:

(1) The consultant or adviser renders bona fide services to the Company;

(2) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(3) The consultant or adviser is a natural person (or permitted wholly-owned corporate alter ego) who has contracted directly with the Company to render such services.

(j) “Covered Employee” means an Employee who is, or reasonably is expected could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k) “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 7.

(l) “Disability” means, for purposes of this Plan, that the Participant is unable, due to illness or accidental injury, to perform the functions of the Participant’s job for a period of at least sixty (60) days, consecutively.

(m) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on such date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any date shall be the closing price for a share of Stock as reported on the Nasdaq Stock Market (or on any national securities exchange on which the Stock is then listed) for such date or, if no such price is reported for that date, the closing price on the next preceding date for which such price is reported.

(p) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(q) “Independent Director” means a member of the Board who is not an Employee of the Company or any affiliate of the Company.

(r) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(s) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(t) “Option” means a right granted to a Participant pursuant to Article 4 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(u) “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Article 7 of the Plan.

(v) “Participant” means a person who, as an Independent Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

(w) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 5 and 7, but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(x) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after any of adjustments for interest, taxes, depreciation and amortization), economic value-added (as determined by the Administrator), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(y) “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(z) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(aa) “Performance Share” means a right granted to a Participant pursuant to Article 7, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Administrator.

(bb) “Performance Stock Unit” means a right granted to a Participant pursuant to Article 7, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Administrator.

(cc) “Plan” means this The Sands Regent 2004 Equity Incentive Award Plan, as it may be amended and or restated from time to time.

(dd) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

(ee) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 5 that is subject to certain restrictions and may be subject to risk of forfeiture.

(ff) “Restricted Stock Unit” means an Award granted pursuant to Section 7.5.

(gg) “Stock” means the common stock of the Company, par value $0.10 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 10.

(hh) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 6 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ii) “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 7.

(jj) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 2

SHARES

2.1    Number of Shares.

(a) Subject to adjustments pursuant to Article 10, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be Five Hundred Thousand (500,000) shares.

(b) To the extent that an Award expires or terminates or is settled in cash, forfeited or cancelled for any reason prior to full issuance of the shares subject thereto, any shares of Stock remaining subject to the Award at such time shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by application of law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this plan.

2.2    Stock Distributed.    Any stock distributed pursuant to an Award may consist, in whole or in part, of authorized, unissued Stock, treasury Stock or Stock purchased upon the open market.

2.3    Limitation on Number of Shares Subject to Awards.    Subject to adjustments pursuant to Article 10, the maximum number of shares of Stock with respect to one or more awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be Two Hundred Thousand (200,000) shares.

ARTICLE 3

PARTICIPATION

Subject to the provisions of this Plan, the Administrator may, from time to time, select from among all Employees, Consultants and Independent Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan. All Awards shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions, not inconsistent with the terms of this Plan, as may be specified by the Administrator.

ARTICLE 4

STOCK OPTIONS

4.1    General.    The Administrator is authorized to grant Options to Employees, Consultants and Independent Directors on the following terms and conditions:

(a) Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of Fair Market Value on the date of the grant.

(b) Time and Conditions of Exercise.    The Administrator shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. No portion of an Option which is unexercisable at termination of the Participant’s employment or service, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action following the grant of the Option. Unless otherwise provided in an Award Agreement or otherwise provided by the Administrator after the grant of an Option, an Option will lapse immediately if a Participant’s employment is terminated for Cause.

(c) Payment.    The Administrator shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, (i) cash or check, (ii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iii) shares of Stock issuable upon Option exercise or held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and, in each case, with a Fair Market Value on the date of surrender equal to the Option exercise price, (iv) delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company, or (v) other property acceptable to the Administrator. The Administrator shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

4.2    Incentive Stock Options.    Incentive Stock Options shall be granted only to Employees. The terms of any Incentive Stock Options must comply with the following additional provisions of this Section 4.2.

(a) Exercise Price.    The exercise price per share of Stock shall be set by the Administrator, provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of the grant.

(b) Limitation of Size.    The aggregate Fair Market Value (determined as of the date of the grant of the Option) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of the grant.

(d) Transfer Restriction.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option, or (2) one year after the transfer of such shares of Stock to the Participant.

(e) Expiration of Incentive Stock Options.    No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(f) Right to Exercise.    During the Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

4.3    Substitution of Stock Appreciation Rights.    The committee may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1    Grant of Restricted Stock.    The Administrator is authorized to make Awards of Restricted Stock to any Employee, Consultant or Independent Director selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

5.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock, or the right to receive dividends on Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award, or thereafter.

5.3    Forfeiture.    Except as otherwise determined by the Administrator at the time of the grant of the Award, or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions related to the Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions related to Restricted Stock.

5.4    Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain possession of certificates until such time as all applicable restrictions lapse.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Employee, Consultant or Independent Director selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose.

6.2    Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

6.3    Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term, shall be exercisable in such installments and shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Administrator; provided, however, that the committee, in its sole and absolute discretion, may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

6.4    Payment and Limitation on Exercise.

(a) Payment of the amounts determined under Sections 6.2(c) and 6.3(b) above shall be in cash, in Stock (based upon Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

(b) To the extent any payment under Section 6.2(c) or 6.3(b) is effected in Stock it shall be subject to satisfaction of all provisions of Article 4 above pertaining to Options.

ARTICLE 7

OTHER TYPES OF AWARDS

7.1    Performance Share Awards.    Any Employee, Consultant or Independent Director selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in numbers of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

7.2    Performance Stock Units.    Any Employee, Consultant or Independent Director selected by the Administrator may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of Stock and which may be linked to any one or more of the Performance Criteria or other specific criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

7.3    Stock Payments.    Any Employee, Consultant or Independent Director selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

7.4    Deferred Stock.    Any Employee, Consultant or Independent Director selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Participant awarded a Deferred Stock award shall have no rights as a Company stockholder with respect to such Deferred Stock, until such time as the Deferred Stock award has vested and the Stock underlying the Deferred Stock award has been issued.

7.5    Restricted Stock Units.    Any Employee, Consultant or Independent Director selected by the Administrator may be granted one or more Restricted Stock Unit awards in such amounts and subject to such terms and conditions as the Administrator may determine. At the time of the grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of the grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid which shall be denominated in units of value including dollar value of Stock and which may be linked to any one or more of the Performance Criteria or other specific criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

7.6    Other Stock-Based Awards.    Any Employee, Consultant or Independent Director selected by the Administrator may be granted one or more Awards that provide such individual with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

7.6    Terms and Conditions.     The Administrator shall establish the purchase price, if any, of any Award granted under this Article 7 consistent with any applicable requirements of state law. An Award granted under this Article 7 shall only be exercisable or payable while the Participant is an Employee, Consultant or an Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that any such Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise. Payments with respect to any Awards granted under this Article 7 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

ARTICLE 8

PERFORMANCE-BASED AWARDS

8.1    Purpose.    The purpose of this Article 8 is to provide the Administrator the ability to qualify Awards (other than Options and SARs) and that are granted pursuant to Article 5 or 7 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Article 5 or 7; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

8.2    Applicability.    This Article 8 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 5 and 7 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Administrator may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

8.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 9

PROVISIONS APPLICABLE TO AWARDS

9.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3    Effect of Termination for Cause.    Unless expressly provided otherwise in an Award Agreement or by the Administrator after the grant of an Award, a Participant’s Awards and all rights thereunder shall be forfeited immediately if a Participant’s employment is terminated for Cause.

9.4    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Administrator by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to member’s of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owner’s are member’s of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

9.5    Beneficiaries.    Notwithstanding Section 9.4, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

9.6    Stock Certificates.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded, The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

9.7 Modification of Awards. At any time after grant of an Award, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects:

(a) accelerate the period during which the Award vests or becomes exerciseable or payable; and

(b) accelerate the time when applicable restrictions or risk of forfeiture or repurchase lapses; and

(c) extend the period during which the Award may be exercised or paid; and extend the term of any Award (other than the maximum ten year term of Options).

ARTICLE 10

CHANGES IN CAPITAL STRUCTURE

10.1    Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 2.1 and 2.3); (ii) the terms, and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto, including any Performance Criteria); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 10.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(1) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(2) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(3) To make adjustments in the number and type of shares of common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(4) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(5) To provide that the Award cannot vest, be exercised or become payable after such event.

10.2    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

10.3    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 10, the Administrator may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Administrator may consider appropriate to prevent dilution or enlargement of rights.

10.4    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 11

ADMINISTRATION

11.1    Committee.    The Plan shall be administered by the Compensation and Governance Committee of the Board; provided, however, that, with respect to Awards granted to Independent Directors, the Plan shall be administered by the Board. It is the intent of the Board that the Compensation and Governance Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder. The Committee shall be subject to such restrictions and limitations as the Board may specify from time to time. The Board may remove the Compensation and Governance Committee as administrator of the Plan at any time and reassume all powers and authority previously delegated to such committee. Reference to the Committee shall refer to the Board if the Compensation and Governance Committee ceases to exist and the Board does not appoint a successor Committee.

11.2    Action by the Administrator.    The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Administrator. A majority of the members shall constitute a quorum. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3    Authority of Administrator.    Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a) Designate the Employees, Consultants and Independent Directors to receive Awards;

(b) Determine the type or types of Awards to be granted;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the ability to exercise an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.4    Decisions Binding.    The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

11.5    Delegation of Authority.    To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Employees and Consultants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Board or Committee appointing the same.

ARTICLE 12

EFFECTIVE AND EXPIRATION DATE

12.1    Effective Date.    The Plan is effective as of August 23, 2004, the date the Plan was approved by the Company’s Board, subject to stockholder approval (the “Effective Date”).

12.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13

AMENDMENT, MODIFICATION, AND TERMINATION

13.1    Amendment, Modification and Termination.    At any time and from time to time, the Administrator may terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) stockholder approval is required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), or (B) permits the Administrator to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 10, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

13.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 14

GENERAL PROVISIONS

14. 1    No Rights to Awards.    No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, employees, and other persons uniformly.

14.2    No Stockholders Rights.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

14.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

14.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.5    Unfunded Status of Awards.    The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7    Relationship to Other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

14.8    Title’s and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.9    Fractional Shares.    No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.10    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.11    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.12    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

REVOCABLE PROXY

THE SANDS REGENT

ANNUAL MEETING OF SHAREHOLDERS — NOVEMBER 1, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ferenc B. Szony and Rob Medeiros, or either of them, with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned to vote all of the shares of capital stock of The Sands Regent that the undersigned is entitled to vote at the annual meeting of shareholders of The Sands Regent, and at any adjournment or postponement thereof, upon the matters described in the Proxy Statement, for the meeting to be held on November 1, 2004, as follows:

(continued on reverse side)

êDETACH PROXY CARD HEREê

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Please Detach Here

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Before Returning it in the Enclosed Envelope

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PROPOSAL NO. 1

1.	ELECTION OF DIRECTORS:
Nominees for terms expiring in 2005: Jon N. Bengtson, Louis J Phillips, Larry Tuntland, David R. Grundy, Douglas M. Hayes, Ferenc B. Szony, and Pete Cladianos III.

VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any): ☐	VOTE WITHHELD from all nominees. ☐

PROPOSAL NO. 2

APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

☐ FOR Approval	☐ NOT FOR Approval	☐ ABSTAIN

OTHER

In their discretion on any other matter that may properly come before the meeting or any adjournments thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

I DO ☐ DO NOT ☐ PLAN TO ATTEND THE ANNUAL MEETING

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

Please check your mailing address as shown on this Revocable Proxy. If it is inaccurate, please correct your address in the space provided below.

Dated: , 2004

Signature(s)

Signature(s)
Please date this Revocable Proxy and sign exactly as your name appears on your stock certificate. If signing as a fiduciary, please give your full title.
PLEASE MARK, SIGN, DATE, AND RETURN THIS REVOCABLE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.